                                                                 Exhibit 10(vii)

[LETTERHEAD OF FIRST COLLATERAL]

                                       December 17, 2001

Marshall Stewart
President
Ocean West Enterprises, Inc.
15991 Redhill Avenue, Suite 110
Tustin, CA 92780

     Re: Master Mortgage Loan Warehousing Agreement dated October 1, 1997 and Commitment Letter dated October 1, 1997

Dear Mr. Stewart:

This letter amends the Commitment Letter dated October 1, 1997, and Master Mortgage Loan Warehousing Agreement dated October 1, 1997 (collectively hereafter referred to as the "Agreement"). All other terms and conditions, except as specified below, remain unchanged as defined in the original documents referenced above.

Customer Number:
- ---------------

          5769

Effective Date:
- --------------

          Day Lender receives this executed amendment to the above-referenced Commitment Letter and Master Mortgage Loan Warehousing Agreement.

Maturity Date:
- -------------

          February 15, 2002

Minimum Permitted Current Ratio:
- -------------------------------

          Company is in default of the Minimum Permitted Current Ratio requirement for the periods ending March 31, 2001, June 30, 2001 and September 30, 2001.

          Lender waives the default for those periods only. The Minimum Permitted Current Ratio requirement for the period ending December 31, 2001 shall be 1.05 to 1.

          Failure to return the Minimum Permitted Current Ratio to the required
          1.05 by December 31, 2001 will be an Event of Default under the terms of the above referenced Master Mortgage Loan Warehousing Agreement.

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Ocean West Enterprises, Inc.
December 17, 2001
Page 2

Permitted Debt to Tangible Net Worth Ratio:
- ------------------------------------------

              Company is in default of the Permitted Debt to Tangible Net Worth Ratio requirement for the periods ending March 31, 2001, June 30, 2001 and September 30, 2001.

              Lender waives the default for those periods only. The Permitted Debt to Tangible Net Worth Ratio requirement for the period ending December 31, 2001 shall be 20 to 1.

              Failure to return the Permitted Debt to Tangible Net Worth Ratio to the required 20 to 1 by December 31, 2001 will be an Event of Default under the terms of the above referenced Master Mortgage Loan Warehousing Agreement.

Permitted Debt to Equity Base Ratio:
- -----------------------------------

              Company is in default of the Permitted Debt to Equity Base Ratio requirement for the periods ending March 31, 2001, June 30, 2001 and September 30, 2001.

              Lender waives the default for those periods only. The Permitted Debt to Equity Base Ratio requirement for the period ending December 31, 2001 shall be 20 to 1.

              Failure to return the Permitted Debt to Equity Base Ratio to the required 20 to 1 by December 31, 2001 will be an Event of Default under the terms of the above reference Master Mortgage Loan Warehousing Agreement.

Minimum Permitted Tangible Net Worth:
- ------------------------------------

              Company is in default of the Minimum Permitted Tangible Net Worth requirement for the periods ending March 31, 2001, June 30, 2001 and September 30, 2001.

              Lender waives the default for those periods only. The Minimum Permitted Tangible Net Worth requirement for the period ending December 31, 2001 shall be $1,000,000.

              Failure to return the Minimum Permitted Tangible Net Worth to the required $1,000,000 by December 31, 2001 will be an Event of Default under the terms of the above referenced Master Mortgage Loan Warehousing Agreement.

Minimum Permitted Equity Base:
- -----------------------------

              Company is in default of the Minimum Permitted Equity Base requirement for the periods ending March 31, 2001, June 30, 2001 and September 30, 2001.

              Lender waives the default for those periods only. The Minimum Permitted Equity Base requirement for the period ending December 31, 2001 shall be $1,000,000.

              Failure to return the Minimum Permitted Equity Base to the required $1,000,000 by December 31, 2001 will be an Event of Default under the terms of the above referenced Master Mortgage Loan Warehousing Agreement.

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Ocean West Enterprises, Inc.
December 17, 2001
Page 3



This amendment is effective on the Effective Date stated herein, provided however, it is executed and returned no later than December 27, 2001. Failure to return the executed copy will, at Lender's option, reinstate the Commitment as it existed prior to this amendment. The enclosed copy is for your records.

                                        Very truly yours,

                                        CITICAPITAL COMMERCIAL CORPORATION
                                         DBA FIRST COLLATERAL SERVICES

                                 By           /s/ David C. Hilliker
                                        ----------------------------------------
                                        David C. Hilliker
                                        Vice President

AGREED TO AND ACCEPTED this

19 day of December, 2001.

Ocean West Enterprises, Inc.
a California corporation


By   /s/ Marshall Stewart
     ------------------------
     Marshall Stewart
     President